UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2016 (March 29, 2016)

Intermolecular, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 582-5700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm.

On March 29, 2016, Intermolecular, Inc. (the “Company”) replaced KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The Audit Committee (the “Audit Committee”) of the board of directors of the Company approved the decision to replace KPMG on March 29, 2016.

During the Company’s two most recent fiscal years ended December 31, 2015, and the subsequent interim period through March 29, 2016, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2015 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that material weaknesses related to the Company’s control environment and to the Company’s accounting for multiple-element and nonstandard revenue arrangements have been identified and included in management’s assessment.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2015 because of the effect of material weaknesses described in the preceding paragraph.

The Company has provided KPMG with a copy of the disclosures in this Current Report on Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (the “Commission”). The Company requested that KPMG furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter from KPMG is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm.

Also on March 29, 2016, the Audit Committee approved the engagement of Armanino LLP (“Armanino”) as its principal accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2016. The Company engaged Armanino on March 29, 2016. During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and any subsequent interim periods through the date hereof prior to the engagement of Armanino, the Company has not consulted with Armanino on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

16.1	Letter to Securities and Exchange Commission from KPMG LLP, dated April 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Date: April 1, 2016	By:	/s/ Bruce McWilliams
Bruce McWilliams
President and Chief Executive Officer